UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: April 25, 2007
(Date of earliest event reported)
AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27275 (Commission File Number)	04-3432319 (IRS Employer Identification No.)
8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 444-3000

Item 2.02     Results of Operations and Financial Condition
     On April 25, 2007, Akamai Technologies, Inc. announced its financial results for the fiscal quarter ended March 31, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.     Financial Statements and Exhibits
(c) Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1     Press Release dated April 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2007	AKAMAI TECHNOLOGIES, INC.
/s/ J. Donald Sherman
J. Donald Sherman
Chief Financial Officer

Exhibit Index
99.1     Press Release dated April 25, 2007

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